TO THE SHAREHOLDERS:

Pioneer Fund closed its 68th fiscal year on December 31, a year that was the best in the U.S. equity markets since 1958. As measured by the Standard & Poor's 500 Index, there have been five other years since the 1950s when the market posted a total return of 30% or more: 1991, 1989, 1985, 1980 and 1975. But to find a year when the market exceeded the 37.45% return we saw for 1995, one must go all the way back to 1958, when the S&P rose 43.15%. As usual, the exceedingly strong market of the past year got underway at a time when commentators were almost universally gloomy, and its upward march continued against a steady drumbeat of worried "forecasts" and "observations." This year's market was unusual, however, in that technology stocks led the boom, accounting for much of the year's gains in the S&P 500.

                           How Your Fund Performed

The results for Pioneer Fund over the quarter and 12 months ended December 31, 1995, were positive although not as stellar as those of the overall stock market.

 (bullet) The Fund's net asset value closed the year at $24.36 per share, up from $21.32 on December 31, 1994.

 (bullet) The Fund continued to make regular, quarterly dividend payments; it has paid income dividends to shareholders every year since its inception in 1928. Shareholders received a quarterly dividend of $0.1561 per share in December 1995, bringing the total quarterly dividends for the year to $0.4861 per share. Also in December, shareholders received a $2.0891 per share capital gains distribution.

 (bullet) The Fund generated a 26.64% total return for the year, based on net asset value and assuming reinvestment of the quarterly dividends and annual capital gains distribution. For shareholders who paid the maximum 5.75% sales charge at the beginning of the year, total return was 19.37%. In the fourth quarter, the Fund posted a 3.31% total return at net asset value; based on maximum public offering price, total return for the quarter was -2.62%.

          By comparison, the unmanaged Standard & Poor's 500 Index returned 37.45% over the 12 months and 6.00% in the fourth quarter, reflecting the strength of technology stocks early in the year, and their drop-off in the fourth quarter.

For more information about the Fund's performance, please turn to page 3.

                     How Pioneer Managed Your Investment

Over the course of the year, we worked to add stocks we liked when their prices were low, and to sell appreciated stocks when their prices rose to what our research indicated was their full value. The fourth quarter was an especially active trading period for Pioneer Fund. We worked especially hard at reducing the total number of positions in the portfolio. In fact, we eliminated 52 positions during the fourth quarter alone, while adding only
11. At the end of the year, 144 companies were represented in the Fund's portfolio.

Throughout most of the year, the Fund had relatively little exposure to technology stocks, since few companies in that industry pay the steady dividends we look for to satisfy the Fund's goal of providing quarterly income. Late in the year, however, technology stock prices fell and we seized the opportunity to build positions in a number of companies, including several that were new to the portfolio. Silicon Graphics, Autodesk, Teradyne and Texas Instruments had all been hammered hard in the stock-market sell-off of the group. In the short term, the re-weighting has had at best a neutral effect; longer term, we believe it will be in the Fund's best interest to have exposure to the dynamic technology sector. As of December 31, 1995, technology stocks accounted for 11% of the portfolio, versus 3% at the end of 1994.

Falling interest rates propelled the financial sector to rewarding gains in 1995. Your Fund had a greater exposure here, 14% of the portfolio at the close of the fiscal year, since the dividends we look for are more common in this group. In the financial services arena, we added Charles Schwab, a discount securities broker offering more and more services to both the individual and professional investor, and Chubb, a premier underwriter of property-and-casualty insurance with one of the most consistent records in its industry. Shareholders will also note that NBD Bancorp was exchanged for shares of First Chicago NBD in a merger, reflecting the financial industry's continued trend toward consolidation.

Looking to other areas, we increased holdings in pharmaceuticals by adding industry leaders Bristol-Myers Squibb and Pfizer.

Another new holding, Minnesota Mining and Manufacturing (3M) is, like many large, diversified companies today, in the midst of reconfiguring its business into separately constituted and managed units. We expect a closer focus on growth by each of the new units to produce better returns for 3M shareholders. Other companies in the port-folio embarked on similar missions, including AT&T and Dun & Bradstreet. In a corporate reorganization, the Fund received shares of US West Media Group and US West Communications Group in place of the former holding in US West.

Positions were likewise initiated in Schlumberger, a formidable, worldwide presence in oil services and drilling, and Wal-Mart Stores, a commanding presence in the United States retail business, currently much out of favor on "Wall Street." Throughout the year, we continually adjusted the portfolio, which remains diversified across a variety of industries. The accompanying chart shows the Fund's sector distribution at the close of the fiscal year.

                             Sector Distribution
           (Percentage of equity holdings as of December 31, 1995)

[typeset representation of pie chart]

Consumer Durables                 7%
Capital Goods                     7%
Basic Industries                  8%
Technology                       11%
Utilities                        14%
Financial                        14%
Non-Durables                     15%
Services                         20%
Transportation                    2%
Energy                            2%

[end pie chart]

                                Looking Ahead

If anything, investors remain just as worried as they were a year ago. Will their concerns again be a contrary indicator? We cannot say; we make a practice, in fact, of never predicting what the market might do. Our approach is to keep the Fund fully invested in a diversified portfolio of good-quality stocks that offer the opportunity for growth and income. Active markets like those of 1995 do provide many buying and selling opportunities. While we think very carefully before making changes in the portfolio (in an effort to avoid unnecessary turnover), we are committed to using the opportunities we see.

Throughout the history of Pioneer Fund, we have taken a long-term, optimistic view of the U.S. economy. There is no other country in the world that so favorably combines our advantages: a democratic political system, guaranteed personal liberties, ample raw materials, a highly skilled and educated workforce, a cultural tradition of entrepreneurial activity, and national security. While other areas of the world may offer faster growth rates at times, we believe that the stability in the United States should insure impressive levels of domestic investment as far out as anyone would care to look. We would also note that many of the U.S.-based companies in Pioneer Fund's portfolio have overseas operations and so provide Fund shareholders with the opportunity to benefit indirectly from the growth that can be seen elsewhere in the world. To date, this strategy has proven effective, and we have every reason to believe that will continue to be the case as we move into, and beyond, 1996.

On the following pages, please find the audited list of portfolio holdings and financial statements as of December 31, 1995. If you have questions about your investment in Pioneer Fund, please get in touch with your investment representative, or call us directly at 1-800-225-6292. Thank you for your interest and continued support.

Respectfully submitted,

/s/John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President,
Pioneer Fund

                         Growth of a $10,000 Investment*

The following chart shows the growth of a $10,000 investment made in Pioneer Fund at its public offering price on December 31, 1985, compared to the growth of the Standard & Poor's 500 Index.

[typeset representation of line chart]

PIONEER FUND:
Average Annual Total Returns
(as of December 31, 1995)

                               1 Year       5 Years       10 Years
                              --------     --------       ---------
Net Asset Value                26.64%       14.93%        11.91%
Public Offering Price*         19.37        13.58         11.25

       Pioneer     Standard & Poor's
        Fund         500 Index
12/85    9425          10000
12/86   10509          11862
12/87   11080          12476
12/88   13111          14534
12/89   16178          19125
12/90   14476          18530
12/91   17770          24151
12/92   20186          25988
12/93   23058          28596
12/94   22925          28984
12/95   29033          39837

[end line chart]

The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

* Reflects deduction of the maximum 5.75% sales charge and reinvestment of distributions at net asset value.

  Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
PIONEER FUND
SCHEDULE OF INVESTMENTS--December 31, 1995
-------------------------------------------------------------------------------

  Shares                                                                   Value
----------                                                             -------------
              INVESTMENT IN SECURITIES--99.5%
              PREFERRED STOCKS--3.0%
  212,300     Delta Air Lines, Inc. (Convertible, Series C)            $ 12,605,312
  428,300     General Motors Corp. (Class H)                             21,040,238
1,200,000     Greif Bros. Corp. (Non-voting, Class A)                    32,250,000
  141,800     Rouse Co. (Convertible, Series A)                           7,320,425
                                                                       -------------
              TOTAL PREFERRED STOCKS (COST $36,233,973)                $ 73,215,975
                                                                       -------------
              COMMON STOCKS--96.5%
              BASIC INDUSTRIES--8.4%
              Chemicals--3.7%
  268,600     Bush Boake Allen, Inc.*                                  $  7,352,925
  479,000     E.I. du Pont de Nemours and Co.                            33,470,125
  659,451     Lilly Industrial, Inc. (Class A)                            8,408,000
  265,400     Pratt & Lambert United, Inc.                                9,255,825
  425,525     Quaker Chemical Corp.                                       5,744,587
1,005,158     A. Schulman, Inc.                                          22,616,055
   80,000     Sigma-Aldrich Corp.                                         3,960,000
                                                                       -------------
                                                                       $ 90,807,517
                                                                       -------------
              Cosmetics--0.2%
    8,000     Beiersdorf AG                                            $  5,505,869
                                                                       -------------
              Forest Products--0.5%
  204,000     Consolidated Papers Inc.                                 $ 11,449,500
                                                                       -------------
              Iron & Steel--0.5%
  676,200     Allegheny Ludlum Corp.                                   $ 12,509,700
                                                                       -------------
              Metals & Mining--2.1%
   89,600     Aluminum Co. of America                                  $  4,737,600
  440,300     Cyprus Amax Minerals Co.                                   11,502,838
  586,900     Phelps Dodge Corp.                                         36,534,525
                                                                       -------------
                                                                       $ 52,774,963
                                                                       -------------
              Paper Products--1.4%
  224,500     St. Joe Paper Co.                                        $ 12,347,500
  379,300     Union Camp Corp.                                           18,064,162
  129,100     Westvaco Corp.                                              3,582,525
                                                                       -------------
                                                                       $ 33,994,187
                                                                       -------------
              TOTAL BASIC INDUSTRIES                                   $207,041,736
                                                                       -------------
              CAPITAL GOODS--6.6%
              Construction & Engineering--0.8%
  240,700     Armstrong World Industries, Inc.                         $ 14,923,400
  261,300     Martin Marietta Materials, Inc.                             5,389,312
                                                                       -------------
                                                                       $ 20,312,712
                                                                       -------------
              Producer Goods--5.8%
   76,500     AlliedSignal, Inc.                                       $  3,633,750
  187,200     Caterpillar, Inc.                                          10,998,000
   60,000     Dover Corp.                                                 2,212,500
  491,907     Gorman-Rupp Co.+                                            7,624,559
  143,128     Hubbell Inc., (Class B)                                     9,410,666
   90,400     Illinois Tool Works                                         5,333,600
  172,200     Ingersoll-Rand Co.                                          6,048,525
  102,100     Johnson Controls, Inc.                                      7,019,375
  241,200     Minnesota Mining and Manufacturing Co.                     15,979,500
  249,600     Tecumseh Products Co. (Class A)                            12,916,800
   83,200     Tecumseh Products Co. (Class B)                             4,347,200
  243,000     Tennant Co.                                                 5,801,625
2,860,000     Westinghouse Electric Corp.                                47,190,000
   55,000     York International Corp.                                    2,585,000
                                                                       -------------
                                                                       $141,101,100
                                                                       -------------
              TOTAL CAPITAL GOODS                                      $161,413,812
                                                                       -------------

     The accompanying notes are an integral part of these financial statements.

                                      4

SCHEDULE OF INVESTMENTS (Continued)
-------------------------------------------------------------------------------

Shares                                                                   Value
----------                                                             -------------
              CONSUMER DURABLES--5.8%
              Motor Vehicles--5.8%
  664,300     Chrysler Corp.                                           $ 36,785,612
2,155,000     Ford Motor Co.                                             62,495,000
  482,000     General Motors Corp.                                       25,485,750
  263,000     Genuine Parts Co.                                          10,783,000
   60,125     PACCAR, Inc.                                                2,532,766
  307,750     Standard Products Co.                                       5,424,094
                                                                       -------------
              TOTAL CONSUMER DURABLES                                  $143,506,222
                                                                       -------------
              NON-DURABLES--15.3%
              Agriculture & Food--7.2%
  258,600     Campbell Soups Co.                                       $ 15,516,000
  213,800     CPC International, Inc.                                    14,672,025
  309,900     General Mills, Inc.                                        17,896,725
  855,150     H.J. Heinz & Co.                                           28,326,844
  235,600     Hershey Foods Corp.                                        15,314,000
   77,900     Kellogg Co.                                                 6,017,775
   95,000     Nash-Finch Co.                                              1,733,750
  330,000     Pepsico, Inc.                                              18,438,750
  707,800     Quaker Oats Co.                                            24,419,100
  888,100     Sara Lee Corp.                                             28,308,188
  217,600     Sysco Corp.                                                 7,072,000
                                                                       -------------
                                                                       $177,715,157
                                                                       -------------
              Home Products--0.2%
  140,998     Lancaster Colony Corp.                                   $  5,252,175
                                                                       -------------
              Retail Food--1.5%
  500,000     Albertson's, Inc.                                        $ 16,437,500
  172,200     Hannaford Bros. Co.                                         4,240,425
  597,700     Weis Markets, Inc.                                         16,885,025
                                                                       -------------
                                                                       $ 37,562,950
                                                                       -------------
              Retail Non-Food--6.1%
  516,900     Circuit City Stores, Inc.                                $ 14,279,363
  230,000     Dayton-Hudson Corp.                                        17,250,000
  149,100     Kohl's Corp.*                                               7,827,750
  560,800     The May Department Stores Co.                              23,693,800
  398,900     Mercantile Stores Co., Inc.                                18,449,125
  424,800     J.C. Penney Co., Inc.                                      20,231,100
  274,400     Sears Roebuck & Co.                                        10,701,600
  656,000     Wal-Mart Stores, Inc.                                      14,678,000
  712,800     Walgreen Co.                                               21,294,900
                                                                       -------------
                                                                       $148,405,638
                                                                       -------------
              Textiles/Clothes--0.3%
  286,200     Russell Corp.                                            $  7,942,050
   43,500     Superior Surgical Manufacturing Co., Inc.                     413,250
                                                                       -------------
                                                                       $  8,355,300
                                                                       -------------
              TOTAL NON-DURABLES                                       $377,291,220
                                                                       -------------
              ENERGY--2.5%
              Oil & Gas Extraction--2.0%
  326,500     Amoco Corp.                                              $ 23,467,187
  480,500     Chevron Corp.                                              25,226,250
                                                                       -------------
                                                                       $ 48,693,437
                                                                       -------------
              Oil Services--0.5%
  169,000     Schlumberger, Ltd.                                       $ 11,703,250
                                                                       -------------
              TOTAL ENERGY                                             $ 60,396,687
                                                                       -------------
              FINANCIAL--13.3%
              Commercial Bank--9.7%
  327,100     AmSouth Bancorporation                                   $ 13,206,663
1,014,200     Bank of New York Co., Inc.                                 49,442,250
  180,000     BayBanks, Inc.                                             17,685,000

     The accompanying notes are an integral part of these financial statements.

                                      5

SCHEDULE OF INVESTMENTS (Continued)
-------------------------------------------------------------------------------

Shares                                                                   Value
----------                                                             -------------
  569,800     Boatmen's Bancshares, Inc.                               $ 23,290,575
  700,000     CoreStates Financial Corp.                                 26,512,500
   60,000     First American Corp.--Tennessee                             2,842,500
  559,132     First Chicago NBD Corp.                                    22,085,714
   95,000     First Tennessee National Corp.                              5,747,500
1,048,178     Huntington Bancshares, Inc.                                25,156,272
1,297,324     National City Corp.                                        42,973,857
  252,900     State Street Boston Corp.                                  11,380,500
                                                                       -------------
                                                                       $240,323,331
                                                                       -------------
              Insurance--General--1.8%
  191,100     Chubb Corp.                                              $ 18,488,925
  760,400     Safeco Corp.                                               26,233,800
                                                                       -------------
                                                                       $ 44,722,725
                                                                       -------------
              Investments--1.8%
  950,100     Charles Schwab Corp.                                     $ 19,120,763
  500,000     T. Rowe Price Associates, Inc.                             24,625,000
                                                                       -------------
                                                                       $ 43,745,763
                                                                       -------------
              TOTAL FINANCIAL                                          $328,791,819
                                                                       -------------
              SERVICES--18.6%
              Broadcasting & Media--1.8%
  515,874     Cox Communications, Inc. (Class A)*                      $ 10,059,543
  659,820     Gaylord Entertainment Co. (Class A)                        18,310,005
  789,351     US West Media Group*                                       14,997,669
                                                                       -------------
                                                                       $ 43,367,217
                                                                       -------------
              Health Services & Personal Care--2.0%
  258,200     Becton Dickinson & Co.                                   $ 19,365,000
  464,800     U.S. Healthcare, Inc.                                      21,613,200
  339,800     The West Co., Inc.                                          7,985,300
                                                                       -------------
                                                                       $ 48,963,500
                                                                       -------------
              Pharmaceuticals--8.8%
  200,236     Block Drug Company, Inc. (Class A)                       $  6,958,198
  332,000     Bristol-Myers Squibb Co.                                   28,510,500
  870,000     Ciba-Geigy Ltd. (A.D.R.)                                   38,371,698
   12,000     Gehe AG*                                                    6,120,738
  350,000     Johnson & Johnson                                          29,968,750
  335,000     Pfizer, Inc.                                               21,105,000
    3,898     Roche Holdings AG--Genusschein                             30,913,654
  968,200     Schering-Plough Corp.                                      53,008,950
                                                                       -------------
                                                                       $214,957,488
                                                                       -------------
              Publishing--5.3%
  320,300     Central Newspapers, Inc. (Class A)                       $ 10,049,412
  134,500     Dow Jones & Co., Inc.                                       5,363,187
  200,000     The Dun & Bradstreet Corp.                                 12,950,000
  555,200     Harcourt General, Inc.                                     23,249,000
  392,300     Houghton Mifflin Co.                                       16,868,900
  241,000     McGraw-Hill Companies, Inc.                                20,997,125
  355,500     New York Times Co. (Class A)                               10,531,687
  130,000     Thomas Nelson, Inc.                                         1,690,000
  873,600     John Wiley & Sons, Inc. (Class A)+                         28,610,400
                                                                       -------------
                                                                       $130,309,711
                                                                       -------------
              Restaurants & Food Services--0.1%
  309,900     Darden Restaurants, Inc.                                 $  3,680,062
                                                                       -------------
              Services--0.6%
  393,600     R. R. Donnelley & Sons Co.                               $ 15,498,000
                                                                       -------------
              TOTAL SERVICES                                           $456,775,978
                                                                       -------------
              TECHNOLOGY--10.7%
              Business Machines--7.9%
  590,000     Apple Computer, Inc.                                     $ 18,806,250

     The accompanying notes are an integral part of these financial statements.

                                      6

SCHEDULE OF INVESTMENTS (Continued)
------------------------------------------------------------------------------

Shares                                                                   Value
----------                                                             -------------
  480,000     Compaq Computer Corp.*                                  $   23,040,000
  450,000     Hewlett Packard Co.                                         37,687,500
  610,000     Intel Corp.                                                 34,617,500
  448,500     IBM Corp.                                                   41,149,875
  339,800     Silicon Graphics, Inc.*                                      9,344,500
  660,000     Sun Microsystems, Inc.*                                     30,112,500
                                                                       -------------
                                                                      $  194,758,125
                                                                       -------------
              Computer Software--0.9%
  411,000     Aspen Technology, Inc.*+                                $   13,871,250
  227,500     Autodesk, Inc.                                               7,791,875
                                                                       -------------
                                                                      $   21,663,125
                                                                       -------------
              Electronics--1.9%
  505,000     Motorola Corp.                                          $   28,785,000
  100,000     Teradyne, Inc.*                                              2,500,000
  291,000     Texas Instruments, Inc.                                     15,059,250
                                                                       -------------
                                                                      $   46,344,250
                                                                       -------------
              TOTAL TECHNOLOGY                                        $  262,765,500
                                                                       -------------
              TRANSPORTATION--1.5%
              Railroad & Bus--1.5%
   85,000     Burlington Northern Santa Fe                            $    6,630,000
  120,000     Conrail, Inc.                                                8,400,000
  237,900     Norfolk Southern Corp.                                      18,883,313
  160,700     Union Pacific Resources Group                                4,077,763
                                                                       -------------
              TOTAL TRANSPORTATION                                    $   37,991,076
                                                                       -------------
              UTILITIES--13.8%
              Electric Utility--1.3%
  975,200     Allegheny Power System, Inc.                            $   27,915,100
  222,400     Empire District Electric Co.                                 3,975,400
   67,500     Upper Peninsula Energy Co.                                   1,248,750
                                                                       -------------
                                                                      $   33,139,250
                                                                       -------------
              Gas Utility--0.8%
  574,650     Indiana Energy, Inc.                                    $   13,719,769
  329,700     Public Service Company of North Carolina, Inc.               5,893,388
                                                                       -------------
                                                                      $   19,613,157
                                                                       -------------
              Telecommunications--11.1%
  231,000     AirTouch Communications, Inc.*                          $    6,525,750
  476,300     AT&T Corp.                                                  30,840,425
  505,000     Ameritech Corp.                                             29,795,000
  580,000     Bell Atlantic Corp.                                         38,787,500
1,129,800     BellSouth Corp.                                             49,146,300
  383,200     GTE Corp.                                                   16,860,800
  754,400     Lincoln Telecommunications Co.                              15,936,700
1,045,000     Pacific Telesis Group                                       35,138,125
  557,490     Royal PTT Nederland NV (A.D.R.)*                            20,209,013
  789,351     US West Communications, Inc.                                28,219,298
                                                                       -------------
                                                                      $  271,458,911
                                                                       -------------
              Utility/Other--0.6%
  276,300     American Water Works Company, Inc.                      $   10,741,163
  125,550     E'Town Corp.                                                 3,782,194
                                                                       -------------
                                                                      $   14,523,357
                                                                       -------------
              TOTAL UTILITIES                                         $  338,734,675
                                                                       -------------
              TOTAL COMMON STOCKS (COST $1,591,052,740)               $2,374,708,725
                                                                       -------------
              TOTAL INVESTMENT IN SECURITIES
              (COST $1,627,286,713) (a)                               $2,447,924,700
                                                                       -------------

     The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------

  Principal
   Amount                                                               Value
------------                                                        -------------
                TEMPORARY CASH INVESTMENT--0.5%
$12,316,000     Household Finance Corp., 5.7%, 1/2/96              $   12,321,854
                                                                    -------------
                TOTAL TEMPORARY CASH INVESTMENT (COST
                $12,316,000)                                       $   12,321,854
                                                                    -------------
                TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                 CASH INVESTMENT--100% (COST $1,639,602,713)       $2,460,246,554
                                                                    =============
  * Non-income producing security.
  + Investment held by Fund representing 5% or more of the outstanding voting stock of such company (see Note 6).
(a) At December 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $1,627,286,713 was as follows:
         Aggregate gross unrealized gain for all investments in which
          there is an excess of value over tax cost                $  845,049,079
         Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                   (24,411,092)
                                                                    -------------
         Net unrealized gain                                       $  820,637,987
                                                                    =============
Purchases and sales of securities (excluding temporary cash
investments) for the year ended December 31, 1995 aggregated approximately $698,661,000 and $703,483,000, respectively.

   The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------
                                  PIONEER FUND
                       BALANCE SHEET--December 31, 1995
                            (Dollars in Thousands
                          Except Per Share Amounts)
-------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including
  temporary cash investment of $12,322)
  (cost $1,639,603; see Schedule of Investments
  and Notes 1 and 6)                                 $2,460,247
 Cash                                                       607
 Receivables--
  Dividends and interest                                  5,350
  Trust shares sold                                       2,741
 Other                                                       72
                                                       ---------
   Total assets                                      $2,469,017
                                                       ---------
LIABILITIES:
 Payables--
  Trust shares repurchased                           $      863
  Dividends                                                 218
 Due to affiliates (Notes 2, 3 and 4)                     1,710
 Accrued expenses                                           128
                                                       ---------
   Total liabilities                                 $    2,919
                                                       ---------
NET ASSETS:
 Paid-in capital (Note 1)                            $1,644,509
 Accumulated undistributed net investment income            951
 Net unrealized gain on investments                     820,638
                                                       ---------
  Total net assets (equivalent to $24.36
   per share based on 101,253,492 shares
   outstanding--unlimited number of shares
   authorized)                                       $2,466,098
                                                       =========

-------------------------------------------------------------------------------
                                 PIONEER FUND
                    STATEMENT OF OPERATIONS--For The Year
                           Ended December 31, 1995
                            (Dollars in Thousands)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1):
 Dividends (net of foreign taxes withheld of $454)        $ 66,095
 Interest                                                      955
                                                            -------
   Total investment income                                $ 67,050
                                                            -------
EXPENSES:
 Management fees (Note 2)                                 $ 10,330
 Distribution fees (Note 4)                                  3,776
 Transfer agent fees (Note 3)                                6,469
 Registration fees                                              98
 Professional fees                                             134
 Accounting (Note 2)                                           120
 Custodian fees                                                249
 Printing                                                      120
 Fees and expenses of nonaffiliated trustees                    51
 Miscellaneous                                                 106
                                                            -------
   Total expenses                                         $ 21,453
    Less fees paid indirectly (Note 5)                        (244)
                                                            -------
    Net expenses                                          $ 21,209
                                                            -------
    Net investment income                                 $ 45,841
                                                            -------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
 Net realized gain on investments                         $194,768
 Change in net unrealized gain on investments              287,048
                                                            -------
  Net gain on investments                                 $481,816
                                                            -------
   Net Increase in net assets resulting from
      operations                                          $527,657
                                                            =======

  The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------
                                  PIONEER FUND
                     STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended December 31, 1995 and 1994
               (Dollars in Thousands Except Per Share Amounts)
-------------------------------------------------------------------------------

                                                                                         1995         1994
                                                                                       ---------   -----------
FROM OPERATIONS:
 Net investment income                                                               $   45,841    $   43,905
 Net realized gain on investments                                                       194,768       115,130
 Change in net unrealized gain on investments                                           287,048      (170,391)
                                                                                        -------      ---------
  Net increase (decrease) in net assets resulting from operations                    $  527,657    $  (11,356)
                                                                                        -------      ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ($0.49 and $0.49 per share, respectively)                     $  (45,343)   $  (43,571)
 Net realized gain on investments ($2.09 and $1.30 per share, respectively)            (194,671)     (115,221)
                                                                                        -------      ---------
  Decrease in net assets resulting from distributions to shareholders                $ (240,014)   $ (158,792)
                                                                                        -------      ---------
FROM TRUST SHARE TRANSACTIONS:                                      Shares
                                                           -----------------------
 Net proceeds from sale of shares                          9,316,854     9,205,021   $  223,191    $  211,010
 Net asset value of shares issued to shareholders in
    reinvestment of dividend distributions                 9,060,518     6,668,270      217,987       143,387
 Cost of shares repurchased                              (11,449,340)   (9,405,264)    (273,774)     (216,143)
                                                           ---------      --------      -------      ---------
  Net increase in net assets resulting from trust
     share transactions                                    6,928,032     6,468,027   $  167,404    $  138,254
                                                           =========      ========      -------      ---------
  Net increase (decrease) in net assets                                              $  455,047    $  (31,894)

NET ASSETS:
 Beginning of year                                                                    2,011,051     2,042,945
                                                                                        -------      ---------
 End of year (including accumulated undistributed net investment income of $951
    and $457, respectively)                                                          $2,466,098    $2,011,051
                                                                                        =======      =========

  The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
                                 PIONEER FUND
                             FINANCIAL HIGHLIGHTS
        Selected Data For a Share Outstanding For The Years Presented
-------------------------------------------------------------------------------

                                                      For the Years Ended December 31,
                               ------------------------------------------------------------------------------
                                   1995            1994            1993            1992             1991
                                ------------    ------------    ------------    ------------   --------------
Net asset value, beginning
  of year                       $    21.32      $    23.25      $    21.51      $    20.24       $    18.79
                                 ----------      ----------      ----------      ----------      ------------
Increase (decrease) from
  investment operations:
  Net investment
   income                       $     0.49      $     0.49      $     0.47      $     0.50       $     0.61
 Net realized and
   unrealized gain (loss)
   on investments                     5.13           (0.63)           2.57            2.22             3.49
                                 ----------      ----------      ----------      ----------      ------------
  Total increase
    (decrease) from
    investment operations       $     5.62      $    (0.14)     $     3.04      $     2.72       $     4.10
Distribution to
  shareholders from:
 Net investment income               (0.49)          (0.49)          (0.47)          (0.50)           (0.61)
 Net realized gain                   (2.09)          (1.30)          (0.83)          (0.95)           (2.04)
                                 ----------      ----------      ----------      ----------      ------------
Net increase (decrease) in
  net asset value               $     3.04      $    (1.93)     $     1.74      $     1.27       $     1.45
                                 ----------      ----------      ----------      ----------      ------------
Net asset value, end of
  year                          $    24.36      $    21.32      $    23.25      $    21.51       $    20.24
                                 ==========      ==========      ==========      ==========      ============
Total return*                        26.64%          (0.57%)         14.23%          13.60%           22.76%
Ratio of net operating
  expenses to average net
  assets                              0.95%+          0.94%           0.95%           0.98%            0.87%
Ratio of net investment
  income to average net
  assets                              2.01%+          2.13%           2.04%           2.33%            2.87%
Portfolio turnover rate                  31%             20%             12%             13%              22%
Net assets, end of year (in
  thousands)                    $2,466,098      $2,011,051      $2,042,945      $1,786,031       $1,614,567
Ratios assuming reduction
  for fees paid indirectly:
  Net operating expenses              0.94%             --              --              --               --
 Net investment income                2.02%             --              --              --               --

                                                      For the Years Ended December 31,
                               ------------------------------------------------------------------------------
                                   1990            1989            1988            1987             1986
                                ------------    ------------    ------------    ------------   --------------
Net asset value, beginning
  of year                     $       23.28   $       20.34   $       18.48   $       19.72    $       23.13
                                 ----------      ----------      ----------      ----------      ------------
Increase (decrease) from
  investment operations:
  Net investment
   income                     $        0.67   $        0.61   $        0.63   $        0.62    $        0.56
 Net realized and
   unrealized gain (loss)
   on investments                     (3.10)           4.09            2.72            0.41             1.95
                                 ----------      ----------      ----------      ----------      ------------
  Total increase
    (decrease) from
    investment operations     $       (2.43)  $        4.70   $        3.35   $        1.03    $        2.51
Distribution to
  shareholders from:
 Net investment income                (0.67)          (0.68)          (0.62)          (0.61)           (0.67)
 Net realized gain                    (1.39)          (1.08)          (0.87)          (1.66)           (5.25)
                                 ----------      ----------      ----------      ----------      ------------
Net increase (decrease) in
  net asset value             $       (4.49)  $        2.94   $        1.86   $       (1.24)   $       (3.41)
                                 ----------      ----------      ----------      ----------      ------------
Net asset value, end of
  year                        $       18.79   $       23.28   $       20.34   $       18.48    $       19.72
                                 ==========      ==========      ==========      ==========      ============
Total return*                        (10.52%)         23.39%          18.33%           5.44%           11.49%
Ratio of net operating
  expenses to average net
  assets                               0.78%           0.75%           0.76%           0.70%            0.70%
Ratio of net investment
  income to average net
  assets                               3.15%           2.60%           3.03%           2.75%            2.44%
Portfolio turnover rate               17   %           6   %          11   %          14   %           31   %
Net assets, end of year (in
  thousands)                  $1,395,520      $1,618,320      $1,409,755      $1,272,118       $1,302,120
Ratios assuming reduction
  for fees paid indirectly:
  Net operating expenses              --              --              --              --               --
 Net investment income                --              --              --              --               --

+Ratios assuming no reduction for fees paid indirectly.
*Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

  The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS--December 31, 1995
-------------------------------------------------------------------------------

   1. Pioneer Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

   The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

   A. Security Valuation--Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice first to select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. These settlements are included in other income to the extent that they are not identifiable with realized or unrealized losses. Included in net realized gain from investments is approximately $127,000 of class action settlements received by the Fund during the year ended December 31, 1995.

   B. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The Fund has reclassified to paid-in capital approximately $160,000 and $4,000 from accumulated net realized gain and accumulated undistributed net investment income, respectively. The reclasssification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   C. Trust Shares--The Fund records sales and repurchases of its trust shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $924,000 in underwriting commissions on the sale of trust shares of the Fund during the year ended December 31, 1995. Distributions to shareholders are recorded as of the ex-dividend date.

   D. Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using the current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS--
(Continued)
-------------------------------------------------------------------------------

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million, 0.48% of the next $50 million and 0.45% of such assets in excess of $300 million.

 In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in due to affiliates is approximately $153,000 and $16,000 in management fees and accounting fees, respectively, payable to PMC at December 31, 1995.

3. Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is approximately $573,000 in transfer agent fees payable to PSC at December 31, 1995.

4. The Fund adopted a Plan of Distribution (the Plan) that allows for the Fund to reimburse Pioneer Funds Distributor, Inc. (PFD) for expenditures to finance any activities primarily intended to result in the sale of trust shares.

 The Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15% on qualifying investments in the Fund made prior to August 19, 1991 and 0.25% on qualifying investments made on or subsequent to that date. Included in due to affiliates is approximately $968,000 in distribution fees payable to PFD at December 31, 1995.

5. The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by approximately $244,000 under such arrangements.

6. The Fund's investment in certain companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 1995:

                              Purchases    Sales    Dividend
    Affiliates                  Cost        Cost     Income        Value
--------------------------    ---------    ------    -------   ------------
Aspen Technology, Inc.       $8,685,250    $--      $    --     $13,871,250
Gorman-Rupp Co.                    --       --       255,792      7,624,559
John Wiley & Sons, Inc.
  (Class A)                        --       --       144,144     28,610,400
                                -------      ----      -----      ----------
                             $8,685,250    $--      $399,936    $50,106,209
                                =======      ====      =====      ==========

-------------------------------------------------------------------------------
                  TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND
             SHARE OWNERSHIP OF TRUSTEES AND OFFICERS (unaudited)
-------------------------------------------------------------------------------

   The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended December 31, 1995 was approximately $46,500, plus expenses incurred in attending trustees meetings of approximately $3,300. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1995), are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At December 31, 1995, the trustees and officers of the Fund owned beneficially 227,300 shares of the Fund (approximately 0.22% of the outstanding shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at December 31, 1995.

-------------------------------------------------------------------------------
                     TAX TREATMENT OF DISTRIBUTIONS MADE
                   During the Year Ended December 31, 1995
-------------------------------------------------------------------------------

   During the year ended December 31, 1995, the Fund paid the following distributions:

                                      Distributions Per Share
                               -------------------------------------
     To                         From Net
Shareholders      Payment      Investment           From Net
  of Record         Date         Income           Realized Gain
------------     -----------    ----------   -----------------------
                                            Short-term    Long-term
                                              ---------   ----------
03/17/95          03/29/95      $0.1100      $      --    $      --
06/20/95          06/30/95       0.1100             --           --
09/21/95          09/29/95       0.1100             --           --
12/19/95          12/28/95       0.1561         0.2477       1.8414
                                 --------      -------      --------
                 TOTAL          $0.4861      $  0.2477    $  1.8414
                                 ========      =======      ========

 On a per share basis, the distributions from net realized gain include $1.8414, which should be reported as long-term capital gains. The remaining $0.2477 should be combined with the $0.4861 distributions from net investment income for a total of $0.7338, which represents ordinary income.

 Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing the exclusion, 91.33% of distributions from net investment income represents qualifying dividends.

 Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of the shares received is $24.06 per share.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER FUND:

   We have audited the accompanying balance sheet of Pioneer Fund, including the schedule of investments, as of December 31, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31,1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund as of December 31, 1995, the results of its operations, the changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.

                                                           ARTHUR ANDERSEN LLP
Boston, Massachusetts
February 2, 1996

                                  PIONEER FUND
                               60 State Street
                         Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
JOHN A. CAREY, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

TRUSTEES
JOHN F. COGAN, JR.
RICHARD H. EGDAHL, M.D.
MARGARET B.W. GRAHAM
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

SERVICES AND SHAREHOLDER TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109

Please call Pioneer for information on:

Existing accounts, new accounts,
prospectuses, applications and
service forms                                        1-800-225-6292
Fund yields and prices                               1-800-225-4321
Toll-free fax                                        1-800-225-4240
Retirement plans                                     1-800-622-0176
Telecommunications Device for the Deaf (TDD)         1-800-225-1997

When distributed to persons who are not shareholders of the Fund, this report must be accompanied by an official prospectus, which discusses objectives, policies, sales charges and other information about the Fund.

0296-2999
((c))Pioneer Funds Distributor, Inc.

Pioneer
Fund

ANNUAL REPORT
DECEMBER 31, 1995